Second Quarter 2024 Supplemental EXHIBIT 99.2

2 Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Second Quarter 2024 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.’s (the ”Company”) expectations regarding its portfolio growth, interest expense savings, balance sheet, net income per share, FFO per share, NFFO per share, total portfolio SS NOI growth, segment-level Same-Store NOI growth, occupancy, NOI growth, revenue growth, and margin expansion, may be considered forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplemental. Disclaimers

3 Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this earnings release. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flow provided from operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss). However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. Disclaimers

4 Our Properties (as of 6/30/2024) (dollars in thousands) Pro-Rata (3)(4) Consolidated (4) Number of Buildings/ Campuses Beds/Units (1) Leased % (2) Wtd Avg Lease Term (years) Annualized Cash NOI Annualized Cash NOI Integrated Senior Health Campuses (ISHC) 126 12,991 86.0% — $ 161,716 48.6% $ 212,784 55.3% Outpatient Medical (OM) 86 4,400 88.5% 5.1 83,860 25.2% 83,860 21.9% Senior Housing Operating Properties (SHOP) 78 5,171 84.0% — 40,324 12.1% 40,564 10.5% Triple-Net Leased Properties 28 2,599 100.0% 10.6 38,484 11.6% 39,232 10.2% Debt Security Investment — — — — 8,156 2.5% 8,156 2.1% Total 318 6.6 $ 332,540 100.0% $ 384,596 100.0% PRO-RATA ANNUALIZED CASH NOI Debt Security Investment 2.5% OM 25.2% SHOP 12.1% ISHC 48.6% Triple-Net Leased Properties 11.6% (1) Outpatient Medical represents GLA in thousands, rather than Beds/Units. (2) ISHC and SHOP occupancies are quarterly averages, while Outpatient Medical and Triple-Net Leased Properties are quarter-end spot occupancies. (3) Represents all property at Pro-Rata ownership, including ISHC at 76.0% Pro-Rata share. (4) See reconciliations in the appendix of this presentation. Note: Except as otherwise noted, all data herein is presented on a consolidated basis.

Integrated Senior Health Campuses (ISHC)

(dollars in thousands and Pro-Rata)

Total Portfolio [1]	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Campuses	123	125	125	126	126	-	-
IL/AL/MC units	4,201	4,201	4,189	4,226	4,226	4,201	4,226
SNF beds	5,584	5,628	5,609	5,649	5,648	5,584	5,648
Pro-Rata total beds/units	9,785	9,829	9,798	9,875	9,874	9,785	9,874
Average occupancy	84.8%	86.2%	85.0%	85.6%	86.0%	84.5%	85.8%
Revenues [2][3]	$ 275,769	$ 282,941	$ 292,571	$ 298,773	$ 299,268	$ 550,714	$ 598,041
Operating expenses	242,425	248,272	254,161	260,150	258,839	484,650	518,989
Cash NOI [2][3]	$ 33,344	$ 34,669	$ 38,410	$ 38,623	$ 40,429	$ 66,064	$ 79,052
Cash NOI margin %	12.1%	12.3%	13.1%	12.9%	13.5%	12.0%	13.2%
Maintenance Capex	$ 4,007	$ 2,835	$ 2,448	$ 2,311	$ 2,562	$ 7,504	$ 4,873

Same-Store [1]	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q2 2024 vs Q2 2023	YTD 6/30/23	YTD 6/30/24	YTD 2024 vs YTD 2023
Campuses	108	108	108	108	108		108	108	
Consolidated beds/units	11,026	11,074	11,127	11,113	11,114		11,026	11,114	
Pro-Rata beds/units	8,380	8,416	8,457	8,446	8,447		8,380	8,447	
Average occupancy	85.5%	86.5%	85.0%	86.2%	86.4%	97 bps	85.0%	86.3%	131 bps
Same-Store revenues [2][3]	$ 189,254	$ 193,597	$ 198,369	$ 204,285	$ 204,031	7.8%	$ 379,462	$ 408,316	7.6%
Same-Store operating expenses	160,348	163,554	166,493	170,542	168,167	4.9%	322,423	338,709	5.1%
Compensation	104,399	107,619	109,172	109,485	108,954	4.4%	208,138	218,439	4.9%
Controllable [4]	50,062	49,756	51,269	55,024	53,183	6.2%	102,315	108,207	5.8%
Non-Controllable [5]	5,887	6,179	6,052	6,033	6,030	2.4%	11,970	12,063	0.8%
Same-Store NOI [2][3]	$ 28,906	$ 30,043	$ 31,876	$ 33,743	$ 35,864	24.1%	$ 57,039	$ 69,607	22.0%
Same-Store NOI margin %	15.3%	15.5%	16.1%	16.5%	17.6%	230 bps	15.0%	17.0%	202 bps

(1) Prior quarters information has been updated to reflect the increase in ownership to 76.0% in the Company's ISHC segment effective April 2024.
(2) Excludes Grant Income.
(3) See reconciliations in the appendix of this presentation.
(4) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(5) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

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6 ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q2 2023 Q2 2024 Q2 2024 vs Q2 2023 Q2 2023 Q2 2024 Q2 2023 Q2 2024 Private $ 349.47 $ 382.11 9.3% 12.2% 12.0% 13.9% 14.1% Managed Care/Insurance $ 394.77 $ 408.21 3.4% 0.4% 0.4% 0.6% 0.5% Medicaid $ 269.23 $ 290.89 8.0% 24.1% 23.1% 21.2% 20.7% Hospice Medicaid $ 277.12 $ 290.58 4.9% 4.0% 3.0% 3.6% 2.7% Medicare $ 633.53 $ 644.22 1.7% 12.1% 11.7% 24.9% 23.2% Medicare Advantage $ 530.49 $ 525.21 (1.0) % 4.0% 5.9% 7.0% 9.5% Total Skilled Nursing $ 383.88 $ 409.41 6.6% 56.8% 56.1% 71.2% 70.7% Total Senior Housing $ 174.69 $ 186.29 6.6% 43.2% 43.9% 24.6% 25.1% Ancillary revenue $ 12.78 $ 13.55 6.0% 0.0% 0.0% 4.2% 4.2% Total, including ancillary revenue $ 306.31 $ 325.08 6.1% 100.0% 100.0% 100.0% 100.0% Quality Mix 71.9% 73.9% 75.2% 76.6%

Outpatient Medical

(dollars and square feet in thousands, except revenues per square foot and Cash NOI per square foot)

Total Portfolio	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Properties	90	87	85	83	83	-	-
Consolidated GLA (sq ft)	4,744	4,517	4,448	4,396	4,400	4,744	4,400
Ending occupancy	89.7%	89.7%	89.2%	88.1%	88.5%	89.7%	88.5%
Revenues[1]	$ 36,294	$ 35,163	$ 32,971	$ 33,724	$ 33,287	$ 73,265	$ 67,011
Operating expenses	13,530	13,365	12,070	12,740	12,322	27,632	25,062
Cash NOI[1]	$ 22,764	$ 21,798	$ 20,901	$ 20,984	$ 20,965	$ 45,633	$ 41,949
Cash NOI margin %	62.7%	62.0%	63.4%	62.2%	63.0%	62.3%	62.6%
Revenues per square foot	$ 30.60	$ 31.14	$ 29.65	$ 30.69	$ 30.26	$ 30.89	$ 30.46
Cash NOI per square foot	$ 19.19	$ 19.30	$ 18.80	$ 19.09	$ 19.06	$ 19.24	$ 19.07
Maintenance Capex	$ 7,153	$ 4,518	$ 5,121	$ 1,721	$ 3,612	$ 9,872	$ 5,333

Same-Store	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q2 2024 vs Q2 2023	YTD 6/30/23	YTD 6/30/24	YTD 2024 vs YTD 2023
Properties	80	80	80	80	80		80	80	
Consolidated GLA (sq ft)	4,227	4,244	4,244	4,244	4,248		4,227	4,248	
Ending occupancy	89.8%	90.0%	89.2%	88.0%	88.5%	(137) bps	89.8%	88.5%	(137) bps
Same-Store revenues[1]	$ 31,926	$ 32,428	$ 31,524	$ 32,303	$ 32,023	0.3%	$ 63,765	$ 64,326	0.9%
Same-Store operating expenses	11,743	12,261	11,567	12,228	11,915	1.5%	23,712	24,143	1.8%
Same-Store NOI[1]	$ 20,183	$ 20,167	$ 19,957	$ 20,075	$ 20,108	(0.4%)	$ 40,053	$ 40,183	0.3%
Same-Store NOI margin %	63.2%	62.2%	63.3%	62.1%	62.8%	(43) bps	62.8%	62.5%	(35) bps
Same-Store revenue per square foot	$ 30.21	$ 30.56	$ 29.71	$ 30.44	$ 30.15		$ 30.17	$ 30.29	
Same-Store NOI per square foot	$ 19.10	$ 19.01	$ 18.81	$ 18.92	$ 18.93		$ 18.95	$ 18.92	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT

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8 Outpatient Medical (as of 6/30/2024) Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System $ 7,580 7.7% A+ Mercy Health 4,550 4.6% A+ Prime Healthcare 4,143 4.2% B- Montefiore Medical Center 2,411 2.5% BBB- Atrius Health, Inc. 2,205 2.2% BBB Remaining Portfolio 77,340 78.8% Total $ 98,229 100.0% Square Feet % On-Campus/Adjacent 1,922 43.7% Off-Campus Affiliated 1,410 32.0% Unaffiliated 1,068 24.3% Total 4,400 100.0% Absorption Occupied Square Feet as of December 31, 2023 3,967 Expirations (347) Renewals 275 New leases 42 Terminations (9) Adjustment/remeasurement 10 Dispositions (45) Occupied Square Feet as of June 30, 2024 3,893 Trailing 12-months Retention 82.1% (dollars and square feet in thousands)

9 Outpatient Medical (as of 6/30/2024) (1) Includes future leases. (2) Amount is based on the total ABR expiring in the applicable year. Expiring Leases Year # of Expiring Leases Total Sq. Ft.(1) % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2024 52 224 5.8% $ 4,436 4.0% $ 19.80 2025 80 580 14.8% 15,851 14.2% 27.33 2026 49 219 5.6% 5,097 4.6% 23.27 2027 69 450 11.5% 12,369 11.1% 27.49 2028 60 507 13.0% 14,922 13.4% 29.43 Thereafter 196 1,929 49.3% 58,913 52.7% 30.54 Total 506 3,909 100.0% $ 111,588 100.0% $ 28.55 (dollars and square feet in thousands, except average rent per square foot)

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Properties	46	45	51	64	64	-	-
IL/AL/MC units	4,008	3,929	4,318	5,085	5,076	4,008	5,076
SNF beds	135	135	135	90	95	135	95
Consolidated total beds/units	4,143	4,064	4,453	5,175	5,171	4,143	5,171
Average occupancy	76.8%	79.3%	80.4%	82.5%	84.0%	76.4%	83.2%
Revenues [1]	$ 47,409	$ 43,635	$ 48,050	$ 58,720	$ 63,948	$ 93,890	$ 122,668
Operating expenses [2]	43,491	38,831	41,589	52,257	53,867	85,110	106,124
Cash NOI [1][2]	$ 3,918	$ 4,804	$ 6,461	$ 6,463	$ 10,081	$ 8,780	$ 16,544
Cash NOI margin %	8.3%	11.0%	13.4%	11.0%	15.8%	9.4%	13.5%
RevPOR	$ 4,443	$ 4,529	$ 4,631	$ 4,795	$ 4,934	$ 4,387	$ 4,867
Maintenance Capex	$ 839	$ 217	$ 793	$ 789	$ 3,496	$ 1,165	$ 4,285

Same-Store	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q2 2024 vs Q2 2023	YTD 6/30/23	YTD 6/30/24	YTD 2024 vs YTD 2023
Properties	41	41	41	41	41		41	41	
Consolidated beds/units	3,726	3,726	3,725	3,710	3,716		3,726	3,716	
Average occupancy	79.9%	81.8%	84.3%	85.7%	86.8%	694 bps	79.3%	86.3%	702 bps
Same-Store revenues [1]	$ 38,589	$ 38,905	$ 40,175	$ 42,397	$ 43,124	11.8%	$ 76,866	$ 85,521	11.3%
Same-Store operating expenses [2]	32,687	33,273	34,213	34,610	34,324	5.0%	65,133	68,934	5.8%
Compensation	18,813	19,219	19,839	19,890	19,846	5.5%	37,613	39,736	5.6%
Controllable [3]	11,091	11,335	11,761	11,810	11,656	5.1%	22,123	23,466	6.1%
Non-Controllable [4]	2,783	2,719	2,613	2,910	2,822	1.4%	5,397	5,732	6.2%
Same-Store NOI [1][2]	$ 5,902	$ 5,632	$ 5,962	$ 7,787	$ 8,800	49.1%	$ 11,733	$ 16,587	41.4%
Same-Store NOI margin %	15.3%	14.5%	14.8%	18.4%	20.4%	511 bps	15.3%	19.4%	413 bps
RevPOR	$ 4,365	$ 4,300	$ 4,307	$ 4,465	$ 4,499	3.1%	$ 4,381	$ 4,482	2.3%

(1) See reconciliations in the appendix of this presentation.
(2) Excludes COVID subsidies
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT

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11 SHOP & ISHC Partners (as of 6/30/2024) (1) The Company indirectly owns 76.0% of campuses managed by Trilogy Management Services, except for the two in Wisconsin, which are wholly owned by the Company. Partner/Operator State Number of Properties/Campuses Consolidated Beds/ Units Pro-Rata Share Beds/Units Trilogy Management Services (1) KY,IN,MI,OH,WI 128 13,174 10,056 Senior Solutions Management Group AR,MS,TX,LA,MO 19 1,596 1,563 Priority Life Care IN, MI 12 988 988 Compass Senior Living OR 14 856 856 Cogir Senior Living NC,CA,UT 10 675 675 Heritage Senior Living PA,VA 5 653 653 Heritage Communities NE 2 220 220 Total 190 18,162 15,011

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Properties	34	34	28	28	28	-	-
AL/MC beds/units	928	928	538	538	538	928	538
SNF beds	2,061	2,061	2,061	2,061	2,061	2,061	2,061
Consolidated total beds/units	2,989	2,989	2,599	2,599	2,599	2,989	2,599
Average operator occupancy [(1)(2)]	86.4%	86.3%	87.4%	91.0%	91.7%	86.1%	91.3%
Revenues [(3)]	$ 11,299	$ 11,470	$ 10,726	$ 10,317	$ 10,253	$ 23,031	$ 20,570
Debt security investment	2,045	2,014	2,011	2,081	2,039	4,015	4,120
Operating expenses	686	874	602	619	632	1,474	1,251
Cash NOI [(3)]	$ 12,658	$ 12,610	$ 12,135	$ 11,779	$ 11,660	$ 25,572	$ 23,439
Cash NOI margin %	94.9%	93.5%	95.3%	95.0%	94.9%	94.6%	94.9%

Same-Store	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q2 2024 vs Q2 2023	YTD 6/30/23	YTD 6/30/24	YTD 2024 vs YTD 2023
Properties	27	27	27	27	27		27	27	
Consolidated beds/units	2,599	2,599	2,599	2,599	2,599		2,599	2,599	
Average operator occupancy [(1)]	89.1%	89.1%	90.1%	91.0%	91.7%	258 bps	88.7%	91.3%	263 bps
Same-Store revenues [(3)]	$ 9,482	$ 9,671	$ 9,709	$ 9,859	$ 9,790	3.2%	$ 18,932	$ 19,649	3.8%
Same-Store operating expenses	492	497	489	534	542	10.2%	1,003	1,076	7.3%
Same-Store NOI [(3)]	$ 8,990	$ 9,174	$ 9,220	$ 9,325	$ 9,248	2.9%	$ 17,929	$ 18,573	3.6%
Same-Store NOI margin %	94.8%	94.9%	95.0%	94.6%	94.5%	(35) bps	94.7%	94.5%	(18) bps
Same-Store NOI (Constant Currency) [(4)]	$ 9,002	$ 9,173	$ 9,242	$ 9,322	$ 9,251	2.8%	$ 17,987	$ 18,573	3.3%

(1) Facilities are 100% triple-net leased, operators' occupancies are one quarter in arrears and hospitals are excluded.
(2) Occupancy includes properties that transitioned to SHOP up until the date of transition.
(3) See reconciliations in the appendix of this presentation.
(4) Includes adjustment to translate UK properties at current quarter GBP/USD rate of 1.26.

American Healthcare REIT 12

Triple-Net Leased Properties Rent Payment Coverage Stratification[1]

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q2 2024											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	—	—	2.2 %	2.2 %	12.9	1	—	—	2.2 %	2.2 %	12.9	1
0.80x - 0.89x	—	0.2 %	—	0.2 %	9.8	1	—	—	—	—	—	—
0.90x - 0.99x	—	2.5 %	—	2.5 %	7.6	1	—	—	—	—	—	—
1.00x - 1.09x	—	—	—	—	—	—	—	—	—	—	—	—
1.10x - 1.19x	2.2 %	—	—	2.2 %	19.9	2	—	—	—	—	—	—
1.20x - 1.29x	—	—	—	—	—	—	—	—	—	—	—	—
1.30x - 1.39x	—	—	—	—	—	—	2.2 %	2.6 %	—	4.8 %	13.4	3
1.40x - 1.49x	—	—	—	—	—	—	—	0.2 %	—	0.2 %	9.8	1
1.50x - 1.59x	—	2.6 %	—	2.6 %	9.3	1	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—	—	—	—	—	—	—
1.70x - 1.79x	—	1.5 %	—	1.5 %	6.3	1	—	—	—	—	—	—
1.80x - 1.89x	—	—	—	—	—	—	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—	—	—	—	—	—	—
> 2.00x	—	—	0.4%	0.4%	9.4	1	—	4.0 %	0.4 %	4.4 %	8.3	3
Total	**2.2%**	**6.8%**	**2.6%**	**11.6%**	**10.6**	**8**	**2.2%**	**6.8%**	**2.6%**	**11.6%**	**10.6**	**8**
Segment Rent Coverage[2]	**1.11x**	**1.34x**	**1.31x**	**1.29x**			**1.34x**	**1.80x**	**1.52x**	**1.65x**		
Tenant Occupancy	**84.3%**	**93.6%**	**N/A**	**91.7%**			**84.3%**	**93.6%**	**N/A**	**91.7%**		

(1) Represents trailing twelve month coverage metrics as of March 31, 2024. Percentages are based of Pro-Rata Cash NOI for the three months ended June 30, 2024.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT
13

14 Revenue and Lease Expiration(1) (as of 6/30/2024) (1) Excludes ISHC and SHOP. (2) Amount is based on the total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2024. (3) Represents total interest income from debt security investment. ABR of Expiring Leases (2) as % of Total ABR Year OM Triple-Net Leased Interest Income (3) Total 2024 $ 4,436 4.0% $ — 0.0% $ — 0.0% $ 4,436 2.7% 2025 15,851 14.2% — 0.0% 4,011 100.0% 19,862 12.2% 2026 5,097 4.6% — 0.0% — 0.0% 5,097 3.1% 2027 12,369 11.1% — 0.0% — 0.0% 12,369 7.6% 2028 14,922 13.4% — 0.0% — 0.0% 14,922 9.2% Thereafter 58,913 52.7% 47,194 100.0% — 0.0% 106,107 65.2% Total $ 111,588 100.0% $ 47,194 100.0% $ 4,011 100.0% $ 162,793 100.0% (dollars in thousands)

15 Debt Maturities and Principal Payments (as of 6/30/2024) (1) Interest rates reflect three in-place swap derivatives of $750 million. One $200 million swap matures on June 5, 2025 with a strike at 4.40%. Two $275 million swaps mature on January 19, 2026 with strikes at 4.41% and 3.74%. (2) Excludes variable-rate debt with interest rate swaps in place. Period Lines of Credit and Term Loan Mortgage Loans Payable Noncontrolling Interests' Share of Mortgage Loans Payable, Lines of Credit and Term Loan Combined Pro-Rata Debt % of Combined Pro-Rata Debt Weighted Average Interest Rate (2) 2024 $ — $ 38,094 $ (1,785) $ 36,309 2.0% 3.65% 2025 116,500 302,829 (72,770) 346,559 19.3% 6.44% 2026 — 158,331 (11,645) 146,686 8.2% 3.04% 2027 550,000 55,450 (12,541) 592,909 33.0% 5.29% 2028 118,000 108,169 (4,394) 221,775 12.3% 5.65 % Thereafter — 590,546 (137,064) 453,482 25.2% 3.64 % Total $ 784,500 $ 1,253,419 $ (240,199) $ 1,797,720 100.0% Weighted Interest Rate (1) 5.89% 4.28% 4.75% 4.92% Weighted average maturity (years) 2.5 15.6 18.4 9.5 Percentage of variable-rate debt (2) 15.0% 14.0% 17.5% 14.0% Debt maturing after 2028 has a weighted average maturity date of June 2052 (28 Years). (dollars in thousands)

16 Year-to-Date 2024 Real Estate Acquisitions and Dispositions (1) Outpatient Medical represents Square Feet GLA in thousands. Acquisitions Reportable Segment Number of Properties/ Campuses Units/Beds Ownership Percentage Gross Purchase Price Average Cost per Unit/Bed SHOP 14 856 100.0% $94,461 $110 Integrated Senior Health Campuses - Lease buyouts 3 325 76.0% $45,841 $141 Dispositions Reportable Segment Number of Properties/ Campuses Units/GLA(1) Gross Proceeds SHOP 1 22 $4,500 Outpatient Medical 2 52 $11,136 (dollars and square feet in thousands)

2024 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	Revised 2024 Guidance							
	FY 2024				FY 2024 - per diluted share			
		Low		High		Low		High
Net loss attributable to common stockholders	$	(8.80)	$	(3.05)	$	(0.07)	$	(0.02)
Depreciation and amortization [2]		154.50		154.50		1.24		1.24
NAREIT FFO attributable to common stockholders	**$**	**147.30**	**$**	**151.30**	**$**	**1.17**	**$**	**1.22**
Amortization of other intangible assets/liabities [2]		1.80		1.80		0.01		0.01
Change in deferred rent [2]		(1.10)		(1.10)		(0.01)		(0.01)
Non-cash impact of changes to equity plan [2]		9.40		9.40		0.08		0.08
Other adjustments		(3.20)		(3.20)		(0.03)		(0.03)
Normalized FFO attributable to common stockholders	**$**	**154.20**	**$**	**158.20**	**$**	**1.23**	**$**	**1.27**
Weighted average diluted shares (in millions)		**124.5**		**124.5**				

Revised FY 2024 Total Portfolio Same-Store NOI Growth Guidance

- **12.0 - 14.0%**

Revised FY 2024 Segment-Level Same-Store NOI Growth Guidance

- **ISHC: 18.0% - 20.0%**
- **Outpatient Medical: (0.5)% - 0.0%**
- **SHOP: 45.0% - 50.0%**
- **Triple-Net Leased Properties: 1.0% - 3.0%**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company does not provide guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenues, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

American Healthcare REIT
17

Components of NAV[1]

(dollars in thousands)

Segment	# of Buildings/ Campuses	SQ FT	Total Beds/ Units	Q2 2024 Cash NOI[2]	Q2 2024 Ann. Cash NOI[2]
ISHC	126	7,085	9,874	$ 40,429	$ 161,716
Outpatient Medical	83	4,247		20,108	80,432
SHOP - Grouped by Avg Occupancy					
>80%	58	3,060	3,733	10,742	42,968
60%-80%	13	837	981	454	1,816
<60%	7	390	423	(1,015)	(4,060)
Triple-Net Leased Properties[3]	27	1,381	2,599	9,248	36,992
Total	314	17,000	17,610	$ 79,966	$ 319,864

Comments:

- As of April 15, the Company owns 76.0% of campuses managed by Trilogy Management Services within its ISHC segment.
- The Company completed three lease buyouts within its ISHC segment in April 2024 for approximately $45.8 million.

	Consolidated			Pro-Rata			Weighted Avg. Rate Pro-Rata		
Obligations (Outstanding principal balance as of 6/30/24)	AHR	Trilogy	Total	AHR	Trilogy	Total	AHR	Trilogy	Total
Mortgage Debt	$ 404,418	$ 849,001	$ 1,253,419	$ 395,938	$ 645,242	$ 1,041,180	3.87%	4.49%	4.26%
Revolving LOC	118,000	116,500	234,500	118,000	88,540	206,540	6.71%	7.25%	6.94%
Term Loan	550,000	—	550,000	550,000	—	550,000	5.43%		5.43%
Total Debt	$ 1,072,418	$ 965,501	$ 2,037,919	$ 1,063,938	$ 733,782	$ 1,797,720			
Cash, cash equivalents and restricted cash pertaining to debt	(41,397)	(55,383)	(96,780)	(41,188)	(42,091)	(83,279)			
Net Debt	$ 1,031,021	$ 910,118	$ 1,941,139	$ 1,022,750	$ 691,691	$ 1,714,441			
Other tangible liabilities, net:									
Accounts payable and accrued liabilities	91,185	161,961	253,146	91,067	123,090	214,157			
Other	21,995	27,489	49,484	21,979	20,891	42,870			
Other tangible liabilities, net	113,180	189,450	302,630	113,046	143,981	257,027			
Financing	—	40,365	40,365	—	30,677	30,677			
Lease obligations	18,529	160,058	178,587	18,529	121,644	140,173			
Net obligations	$ 1,162,730	$ 1,299,991	$ 2,462,721	$ 1,154,325	$ 987,993	$ 2,142,318			
Other Assets									
Debt security investment, gross	$ 88,725	$ —	$ 88,725	$ 88,725	$ —	$ 88,725			
Other tangible assets:									
Accounts receivable	10,687	190,343	201,030	10,668	144,661	155,329			
Capital expenditures	14,094	16,931	31,025	14,089	12,867	26,956			
Inventory	—	20,036	20,036	—	15,227	15,227			
Other	8,886	33,013	41,899	8,867	25,090	33,957			
Total other tangible assets	33,667	260,323	293,990	33,624	197,845	231,469			
Sold assets/assets expected to be sold	49,280	—	49,280	49,280	—	49,280			
Total other assets	$ 171,672	$ 260,323	$ 431,995	$ 171,629	$ 197,845	$ 369,474			
Common Shares and OP Units Outstanding									
Total Common Shares			131,647,018			131,647,018			
Total OP units			3,501,976			3,501,976			
Total Common Shares and OP Units			135,148,994			135,148,994			

(1) Dollars and square feet in thousands. Dollars, square feet and beds/units are based on Company's pro-rata ownership as of June 30, 2024.
(2) Cash NOI is adjusted to exclude nonrecurring items.
(3) Excludes interest income from debt security investment.

American Healthcare REIT
18

19 Second Quarter 2024 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(dollars in thousands, except per share)

	QTD		YTD	
	Q2 2024	Q2 2023	2024	2023
Net income (loss)	$ 2,926	$ (11,867)	$ (78)	$ (39,482)
Depreciation and amortization related to real estate — consolidated properties	45,226	44,663	87,955	89,295
Depreciation and amortization related to real estate — unconsolidated entities	186	95	372	158
Loss (gain) on dispositions of real estate investments, net — consolidated properties	2	2,072	(2,261)	2,204
Net (income) loss attributable to noncontrolling interests	(947)	(316)	(1,835)	1,427
Gain on re-measurement of previously held equity interest	—	—	—	(726)
Depreciation, amortization, net gain/loss on dispositions and gain on re-measurement - noncontrolling interests	(5,647)	(7,073)	(11,109)	(13,611)
NAREIT FFO attributable to controlling interest	**$ 41,746**	**$ 27,574**	**$ 73,044**	**$ 39,265**
Business acquisition expenses	15	888	2,797	1,220
Amortization of above- and below-market leases	419	455	845	9,130
Amortization of closing costs — debt security investments	80	68	156	133
Change in deferred rent	(556)	(180)	(1,145)	(240)
Non-cash impact of changes to equity instruments	2,765	1,593	4,700	2,665
Capitalized interest	(71)	(54)	(205)	(80)
Loss on debt extinguishments	—	—	1,280	—
Gain in fair value of derivative financial instruments	(388)	(4,993)	(6,805)	(4,798)
Foreign currency (gain) loss	(82)	(1,068)	344	(2,076)
Adjustments for unconsolidated entities	(138)	(179)	(248)	(253)
Adjustments for noncontrolling interests	(50)	43	75	(590)
Normalized FFO (NFFO) attributable to controlling interest	**$ 43,740**	**$ 24,147**	**$ 74,838**	**$ 44,376**
NAREIT FFO per common share attributable to controlling interest - diluted	$ 0.32	$ 0.42	$ 0.62	$ 0.59
NFFO per common share attributable to controlling interest - diluted	$ 0.33	$ 0.37	$ 0.64	$ 0.67
Distributions paid to common stockholders	$ 32,998	$ 16,594	$ 49,594	$ 43,086
Weighted average common shares outstanding — diluted	130,689,889	66,033,345	117,413,643	66,029,779

(1) Totals may not add due to rounding.

American Healthcare REIT 20

21 EBITDA Reconciliation Q2 2024 Net Income $ 2,926 Adjustments: Interest expense (including amortization of deferred financing costs, debt discount/ premium and loss on debt extinguishments) 30,596 Income tax expense 686 Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 45,750 EBITDA $ 79,958 Loss from unconsolidated entities 1,035 Straight line rent and amortization of above/below market leases (329) Non-cash stock-based compensation expense 2,765 Business acquisition expenses 15 Loss on dispositions of real estate investments, net 2 Foreign currency gain (82) Gain in fair value of derivative financial instruments (388) Non-recurring one-time items (489) Adjusted EBITDA $ 82,487 (dollars in thousands)

22 Coverage Ratios and Net Debt Reconciliation(1) (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Non-cash interest expense includes amortization of loan fees and above- and below-market debt. (3) Interest Coverage ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. Q2 2024 Interest Coverage Ratios Interest Expense $ 30,596 Capitalized Interest 71 Non-Cash Interest Expense (2) (3,041) Total Interest $ 27,626 Interest Coverage ratio (3) 3.0x Fixed Charges Coverage Ratios Total Interest $ 27,626 Secured Debt Principal Amortization 5,070 Total Fixed Charges $ 32,696 Fixed Charge Coverage Ratio (3) 2.5x Total debt $ 2,037,919 Cash and cash equivalents (52,087) Restricted cash pertaining to debt (44,693) Net debt $ 1,941,139 Net Debt / Annualized Adjusted EBITDA 5.9x (dollars in thousands)

23 Same-Store Property Reconciliation (1) Includes two SNFs in Central Wisconsin that transitioned from the Triple-Net Leased Properties segment to SHOP on March 1, 2023 and six Michigan properties that transitioned from the Triple-Net Leased Properties segment to SHOP on November 1, 2023. (2) ISHC includes seven expansions and six campuses under development. For the Six Months Ended 6/30/2024 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties/campuses 126 83 64 28 Recent acquisition/development conversions (1) — (15) — Non-Core Properties (4) (3) — (1) Transitions (1) — — (8) — Other (2) (13) — — — Same-Store properties 108 80 41 27

Cash NOI Reconciliation

(dollars in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Net (loss) income	$ (11,867)	$ (6,446)	$ (30,959)	$ (3,004)	$ 2,926	$ (39,482)	$ (78)
General and administrative	11,774	11,342	11,341	11,828	11,746	24,827	23,574
Business acquisition expenses	888	1,024	3,551	2,782	15	1,220	2,797
Depreciation and amortization	44,701	49,273	43,960	42,767	45,264	89,371	88,031
Interest expense	40,990	42,005	41,185	36,438	30,596	80,001	67,034
(Gain) loss in fair value of derivative financial instruments	(4,993)	(3,402)	9,126	(6,417)	(388)	(4,798)	(6,805)
Loss (gain) on dispositions of real estate investments, net	2,072	(31,981)	(2,695)	(2,263)	2	2,204	(2,261)
Impairment of real estate investments	—	12,510	1,389	—	—	—	—
Impairment of intangible assets and goodwill	—	—	10,520	—	—	—	—
Loss from unconsolidated entities	113	505	794	1,205	1,035	419	2,240
Gain on re-measurement of previously held equity interest	—	—	—	—	—	(726)	—
Foreign currency (gain) loss	(1,068)	1,704	(1,935)	426	(82)	(2,076)	344
Other income, net	(2,589)	(1,755)	(1,649)	(1,863)	(3,106)	(4,197)	(4,969)
Income tax expense (benefit)	348	284	(112)	278	686	491	964
Net operating income	$ 80,369	$ 75,063	$ 84,516	$ 82,177	$ 88,694	$ 147,254	$ 170,871
Grant Income	(6,381)	(1,064)	(30)	—	—	(6,381)	—
Total NOI (excluding Grant Income)	$ 73,988	$ 73,999	$ 84,486	$ 82,177	$ 88,694	$ 140,873	$ 170,871
Straight line rent	(993)	(814)	(584)	(1,132)	(748)	(2,083)	(1,880)
Facility rental expense	9,717	8,889	8,774	8,840	7,888	19,362	16,728
Other non-cash adjustments	718	3,011	(2,397)	391	315	9,332	706
COVID subsidy	—	(28)	—	—	—	(143)	—
Cash NOI attributable to noncontrolling interests [1]	(10,746)	(11,176)	(12,372)	(12,427)	(13,014)	(21,292)	(25,441)
Cash NOI	$ 72,684	$ 73,881	$ 77,907	$ 77,849	$ 83,135	$ 146,049	$ 160,984

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT

24

Same-Store NOI Reconciliation (1/2)

(dollars in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Integrated Senior Health Campuses							
NOI (excluding Grant Income)	$ 34,160	$ 36,728	$ 41,766	$ 41,980	$ 45,308	$ 67,569	$ 87,288
Facility rental expense	9,717	8,889	8,774	8,840	7,888	19,362	16,728
Cash NOI attributable to noncontrolling interest [1]	(10,533)	(10,948)	(12,130)	(12,197)	(12,767)	(20,867)	(24,964)
Cash NOI [2]	$ 33,344	$ 34,669	$ 38,410	$ 38,623	$ 40,429	$ 66,064	$ 79,052
New acquisitions/dispositions/transitions [2]	(4,438)	(4,626)	(5,448)	(4,880)	(4,565)	(9,025)	(9,445)
Other normalizing adjustments [2]	—	—	(1,086)	—	—	—	—
Same-Store NOI [2]	$ 28,906	$ 30,043	$ 31,876	$ 33,743	$ 35,864	$ 57,039	$ 69,607
Outpatient Medical							
NOI	$ 22,713	$ 21,998	$ 23,825	$ 20,978	$ 21,011	$ 45,788	$ 41,989
Straight line rent	(327)	(309)	(291)	(158)	(128)	(720)	(286)
Other non-cash adjustments	378	109	(2,633)	164	82	565	246
Cash NOI	$ 22,764	$ 21,798	$ 20,901	$ 20,984	$ 20,965	$ 45,633	$ 41,949
New acquisitions/dispositions/transitions	(1,794)	(812)	(116)	(75)	(4)	(4,041)	(79)
Non-Core Properties	(787)	(819)	(828)	(834)	(853)	(1,539)	(1,687)
Same-Store NOI	$ 20,183	$ 20,167	$ 19,957	$ 20,075	$ 20,108	$ 40,053	$ 40,183
SHOP							
NOI	$ 3,913	$ 4,875	$ 6,506	$ 6,509	$ 10,141	$ 8,988	$ 16,650
Other non-cash adjustments	35	(1)	11	—	—	(5)	—
COVID subsidies	—	(28)	—	—	—	(143)	—
Cash NOI attributable to noncontrolling interests [1]	(30)	(42)	(56)	(46)	(60)	(60)	(106)
Cash NOI	$ 3,918	$ 4,804	$ 6,461	$ 6,463	$ 10,081	$ 8,780	$ 16,544
New acquisitions/dispositions/transitions	1,480	447	(1,010)	784	(1,891)	2,037	(1,107)
Development conversion	418	381	340	540	510	830	1,050
Other normalizing adjustments	86	—	171	—	100	86	100
Same-Store NOI	$ 5,902	$ 5,632	$ 5,962	$ 7,787	$ 8,800	$ 11,733	$ 16,587

(1) All quarters are based upon ownership percentage as of the most recent quarter end.
(2) Prior quarters information has been updated to reflect the increase in ownership to 76.0% in the Company's ISHC segment effective April 2024.

American Healthcare REIT

25

Same-Store NOI Reconciliation (2/2)

(dollars in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Triple-Net Leased Properties							
NOI	$ 13,202	$ 10,398	$ 12,389	$ 12,710	$ 12,234	$ 18,528	$ 24,944
Straight line rent	(666)	(505)	(293)	(974)	(620)	(1,363)	(1,594)
Other non-cash adjustments	305	2,903	225	227	233	8,772	460
Cash NOI attributable to noncontrolling interest [1]	(183)	(186)	(186)	(184)	(187)	(365)	(371)
Cash NOI	$ 12,658	$ 12,610	$ 12,135	$ 11,779	$ 11,660	$ 25,572	$ 23,439
Debt security investment	(2,045)	(2,014)	(2,011)	(2,081)	(2,039)	(4,015)	(4,120)
New acquisitions/dispositions/transitions	(1,271)	(1,072)	(545)	—	—	(2,924)	—
Non-Core Properties	(352)	(350)	(359)	(373)	(373)	(704)	(746)
Same-Store NOI	$ 8,990	$ 9,174	$ 9,220	$ 9,325	$ 9,248	$ 17,929	$ 18,573
Total							
NOI (excluding Grant Income)	$ 73,988	$ 73,999	$ 84,486	$ 82,177	$ 88,694	$ 140,873	$ 170,871
Straight line rent	(993)	(814)	(584)	(1,132)	(748)	(2,083)	(1,880)
Facility rental expense	9,717	8,889	8,774	8,840	7,888	19,362	16,728
Other non-cash adjustments	718	3,011	(2,397)	391	315	9,332	706
COVID subsidies	—	(28)	—	—	—	(143)	—
Cash NOI attributable to noncontrolling interests [1]	(10,746)	(11,176)	(12,372)	(12,427)	(13,014)	(21,292)	(25,441)
Cash NOI [2]	$ 72,684	$ 73,881	$ 77,907	$ 77,849	$ 83,135	$ 146,049	$ 160,984
Debt security investment	(2,045)	(2,014)	(2,011)	(2,081)	(2,039)	(4,015)	(4,120)
New acquisitions/dispositions/transitions [2]	(6,023)	(6,063)	(7,119)	(4,171)	(6,460)	(13,953)	(10,631)
Development conversion	418	381	340	540	510	830	1,050
Non-Core Properties	(1,139)	(1,169)	(1,187)	(1,207)	(1,226)	(2,243)	(2,433)
Other normalizing adjustments [2]	86	—	(915)	—	100	86	100
Same-Store NOI [2]	$ 63,981	$ 65,016	$ 67,015	$ 70,930	$ 74,020	$ 126,754	$ 144,950

(1) All quarters are based upon ownership percentage as of the most recent quarter end.
(2) Prior quarters information has been updated to reflect the increase in ownership to 76.0% in the Company's ISHC segment effective April 2024.

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Same-Store Revenue Reconciliation (1/2)

(dollars in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Integrated Senior Health Campuses							
GAAP revenue and Grant Income	$ 369,237	$ 373,355	$ 384,993	$ 393,122	$ 393,774	$ 731,007	$ 786,896
Grant Income	(6,381)	(1,064)	(30)	—	—	(6,381)	—
Cash revenue attributable to noncontrolling interest [1]	(87,087)	(89,350)	(92,392)	(94,349)	(94,506)	(173,912)	(188,855)
Cash revenue [2]	$ 275,769	$ 282,941	$ 292,571	$ 298,773	$ 299,268	$ 550,714	$ 598,041
Revenue attributable to non-Same-Store properties [2]	(86,515)	(89,344)	(94,202)	(94,488)	(95,237)	(171,252)	(189,725)
Same-Store revenue [2]	$ 189,254	$ 193,597	$ 198,369	$ 204,285	$ 204,031	$ 379,462	$ 408,316
Outpatient Medical							
GAAP revenue	$ 36,640	$ 35,688	$ 36,257	$ 34,067	$ 33,682	$ 74,123	$ 67,749
Straight line rent	(327)	(309)	(291)	(158)	(128)	(720)	(286)
Other non-cash adjustments	(19)	(216)	(2,995)	(185)	(267)	(138)	(452)
Cash revenue	$ 36,294	$ 35,163	$ 32,971	$ 33,724	$ 33,287	$ 73,265	$ 67,011
Revenue attributable to non-Same-Store properties	(3,182)	(1,542)	(256)	(155)	-	(7,165)	(155)
Revenue attributable to Non-Core Properties	(1,186)	(1,193)	(1,191)	(1,266)	(1,264)	(2,335)	(2,530)
Same-Store revenue	$ 31,926	$ 32,428	$ 31,524	$ 32,303	$ 32,023	$ 63,765	$ 64,326
SHOP							
GAAP revenue	$ 47,766	$ 43,915	$ 48,321	$ 58,996	$ 64,239	$ 94,626	$ 123,235
Cash revenue attributable to noncontrolling interests [1]	(357)	(280)	(271)	(276)	(291)	(736)	(567)
Cash revenue	$ 47,409	$ 43,635	$ 48,050	$ 58,720	$ 63,948	$ 93,890	$ 122,668
Revenue attributable to non-Same-Store properties	(8,342)	(4,531)	(7,692)	(16,053)	(20,409)	(15,955)	(36,462)
Revenue attributable to development conversion	(478)	(199)	(183)	(270)	(415)	(1,069)	(685)
Same-Store revenue	$ 38,589	$ 38,905	$ 40,175	$ 42,397	$ 43,124	$ 76,866	$ 85,521

(1) All quarters are based upon current quarter's ownership percentage.
(2) Prior quarters information has been updated to reflect the increase in ownership to 76.0% in the Company's ISHC segment effective April 2024.

American Healthcare REIT

27

Same-Store Revenue Reconciliation (2/2)

(dollars in thousands)

	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	YTD 6/30/23	YTD 6/30/24
Triple-Net Leased Properties							
GAAP revenue	$ 13,928	$ 11,282	$ 13,010	$ 13,348	$ 12,886	$ 20,041	$ 26,234
Straight line rent	(666)	(505)	(293)	(974)	(620)	(1,363)	(1,594)
Other non-cash adjustments	266	2,893	206	210	212	8,734	422
Cash revenue attributable to noncontrolling interest [(1)]	(184)	(186)	(186)	(186)	(186)	(366)	(372)
Cash revenue	$ 13,344	$ 13,484	$ 12,737	$ 12,398	$ 12,292	$ 27,046	$ 24,690
Debt security investment	(2,045)	(2,014)	(2,011)	(2,081)	(2,039)	(4,015)	(4,120)
Revenue attributable to non-Same-Store properties	(1,369)	(1,367)	(572)	—	—	(3,174)	—
Revenue attributable to Non-Core Properties	(448)	(432)	(445)	(458)	(463)	(925)	(921)
Same-Store revenue	$ 9,482	$ 9,671	$ 9,709	$ 9,859	$ 9,790	$ 18,932	$ 19,649
Total							
GAAP revenue and Grant Income	$ 467,571	$ 464,240	$ 482,581	$ 499,533	$ 504,581	$ 919,797	$ 1,004,114
Straight line rent	(993)	(814)	(584)	(1,132)	(748)	(2,083)	(1,880)
Other non-cash adjustments	247	2,677	(2,789)	25	(55)	8,596	(30)
Grant Income	(6,381)	(1,064)	(30)	—	—	(6,381)	—
Cash revenue attributable to noncontrolling interests [(1)]	(87,628)	(89,816)	(92,849)	(94,811)	(94,983)	(175,014)	(189,794)
Cash revenue [(2)]	$ 372,816	$ 375,223	$ 386,329	$ 403,615	$ 408,795	$ 744,915	$ 812,410
Debt security investment	(2,045)	(2,014)	(2,011)	(2,081)	(2,039)	(4,015)	(4,120)
Revenue attributable to non-Same-Store properties [(2)]	(99,408)	(96,784)	(102,722)	(110,696)	(115,646)	(197,546)	(226,342)
Revenue attributable to development conversion	(478)	(199)	(183)	(270)	(415)	(1,069)	(685)
Revenue attributable to Non-Core Properties	(1,634)	(1,625)	(1,636)	(1,724)	(1,727)	(3,260)	(3,451)
Same-Store revenue [(2)]	$ 269,251	$ 274,601	$ 279,777	$ 288,844	$ 288,968	$ 539,025	$ 577,812

(1) All quarters are based upon current quarter's ownership percentage.
(2) Prior quarters information has been updated to reflect the increase in ownership to 76.0% in the Company's ISHC segment effective April 2024.

American Healthcare REIT

28

29 • Adjusted EBITDA: EBITDA excluding the impact of gain or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash stock-based compensation expense, business acquisition expenses, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Grant Income: Stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are predominantly operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Defined Terms

30 • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash pertaining to debt. • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairment of real estate investments, impairment of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO attributable to controlling interest or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non- recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairment of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. Occupancy metrics are reflected at our Pro-Rata share. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of June 30, 2024, we owned and/or operated our 126 integrated senior health campuses through entities of which we owned 76.0% of the ownership interests and eight other buildings through entities of which we owned 90.0% to 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days of revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

31 • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loans and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; one of our consolidated joint ventures, in which we indirectly owned a 76.0% interest as of June 30, 2024. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property and paying property taxes and other expenses. Defined Terms